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                                                                 EXHIBIT 10.38.2



                                SECOND AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT



        Second Amendment dated as of February 25, 1998 to Revolving Credit and Term Loan Agreement (the "Second Amendment"), by and among WESTERN DIGITAL CORPORATION, a Delaware corporation (the "Borrower") and BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of January 28, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

        WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. PREAMBLE TO THE CREDIT AGREEMENT. The Preamble to the Credit Agreement is hereby amended by deleting the first paragraph thereof in its entirety and restating it as follows:

                This REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of January 28, 1998, by and among (a) WESTERN DIGITAL CORPORATION (the "Borrower"), a Delaware corporation having its principal place of business at 8105 Irvine Center Drive, Irvine, California 92718, (b) BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 hereto, (c) BANKBOSTON, N.A., as administrative agent for itself and such other lending institutions (the "Agent"), (d) NATIONSBANK OF TEXAS, N.A., as syndication agent for itself and such other lending institutions (the "Syndication Agent"), (e) THE BANK OF NOVA SCOTIA, as documentation agent for itself and such other lending institutions (the "Documentation Agent"), and (f) ABN AMRO BANK, DEUTSCHE FINANCIAL SERVICES CORPORATION, THE CIT GROUP/BUSINESS CREDIT, INC., THE FUJI BANK, LIMITED, IBJ SCHRODER BUSINESS CREDIT CORPORATION AND KEY BANK as co-agents for the lending institutions (the "Co-Agents").

        SECTION 2. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:



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         (a) the definition of "Borrowing Base" is hereby amended by deleting the words "Accounts Receivable such Foreign Subsidiary" which appears in subparagraph (c) thereof and substituting in place thereof the words "Accounts Receivable of such Foreign Subsidiary"; and

         (b) the definition of "Interest Payment Date" is hereby amended by inserting immediately after the words "(b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period, and (ii) more than three (3) months, the date that is three (3) months from the first day of such Interest Period" the words "and, in addition, the last day of such Interest Period".

        SECTION 3. LIMITED WAIVER OF SECTION 19.1 OF THE CREDIT AGREEMENT. The parties hereto hereby agree that upon the effectiveness of this Second Amendment the Banks, the Borrower and the Agent hereby agree to waive the requirement set forth in Section 19.1 of the Credit Agreement that such assignment contemplated by the Assignment and Acceptance dated as of February 25, 1998 by and among the Borrower, the Agent and the parties thereto (the "Assignment") not become effective until a date which is at least five (5) Business Days after the execution thereof. The parties hereto hereby acknowledge and agree that the Assignment shall become effective on the date of its execution and delivery to the Agent. Nothing contained herein shall be construed to grant any other waiver of any of the terms and conditions of the Credit Agreement, or the other Loan Documents (as defined in the Credit Agreement).

        SECTION 4. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not become effective until the Agent receives a counterpart of this Second Amendment, executed by the Borrower, the Guarantor and the Majority Banks.

        SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

        SECTION 6. RATIFICATION. ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.



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        SECTION 7. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Bank Agents or the Banks consequent thereon.

        SECTION 8. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        SECTION 9. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).



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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as a document under seal as of the date first above written.

                                       WESTERN DIGITAL CORPORATION

                                       By: [SIG]
                                          --------------------------------------
                                       Title:  Vice President, Taxes and
                                               Treasurer

                                       BANKBOSTON, N.A.

                                       By:
                                          --------------------------------------
                                       Title:
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                            RATIFICATION OF GUARANTY

         The undersigned guarantor hereby acknowledges and consents to the foregoing Second Amendment as of February 25, 1998, and agrees that the Guaranty dated as of January 28, 1998 from the undersigned (the "Guarantor") in favor of the Agent and each of the Banks remains in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.


                                       WESTERN DIGITAL ROCHESTER, INC.

                                       By: /s/ WESTERN DIGITAL CORPORATION
                                           -------------------------------------
                                       Title: President



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         The undersigned each hereby accepts, by its signature below, the title set forth next to its name on the signature block hereto:

                                       NATIONSBANK OF TEXAS, N.A.,
                                           as Syndication Agent


                                       By: /s/ SHARON ELLIS
                                           -------------------------------------
                                       Title: Vice President

                                       THE BANK OF NOVA SCOTIA, as
                                         Documentation Agent


                                       By:
                                          --------------------------------------
                                       Title:

                                       ABN AMRO BANK, as Co-Agent


                                       By:
                                          --------------------------------------
                                       Title:

                                       DEUTSCHE FINANCIAL SERVICES
                                         CORPORATION, as Co-Agent

                                       By:
                                          --------------------------------------
                                       Title:


                                       THE CIT GROUP/ BUSINESS CREDIT, INC.
                                       as Co-Agent


                                       By:
                                          --------------------------------------
                                       Title:



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                                       THE FUJI BANK LIMITED, as Co-Agent


                                       By:
                                          --------------------------------------
                                       Title:

                                       IBJ SCHRODER BUSINESS CREDIT
                                         CORPORATION, as Co-Agent


                                       By:
                                          --------------------------------------
                                       Title:

                                       KEY BANK, as Co-Agent

                                       By: [SIG]
                                           -------------------------------------
                                       Title:   Vice President